Preference Shares	12 Months Ended
Dec. 31, 2020
Dividends, Preferred Stock [Abstract]
Preference Shares
Note 12.	Preference Shares
On September 7, 2018, the Company entered into investment deeds in connection with the Apax Funds Investment (refer to Note 2 –
Business Combinations
) and issued 213,657,244 preference shares having a nominal value of $0.0001 to Apax and other investors at a subscription price of approximately $1.29 per share (the “Preference Shares”). Further, an additional 4,904,075 Preference Shares were issued and subscribed to certain investors and employees in 2019 (Successor). No additional Preference Shares were issued and subscribed during the year ended December 31, 2020 (Successor).
As of December 31, 2020 and 2019 (Successor). the Company had 218,561,319 Preference Shares issued and outstanding. The Company has classified the Preference Shares as temporary equity in the consolidated balance sheets and remeasures each reporting period to the liquidation preference as described below.
Dividends
The Preference Shares receive a fixed cumulative dividend at a rate per annum equal to 10% of the original issue price (the “Preference Dividend”). Holders of Preference Shares receive dividends prior to and in preference to any dividends on common shares. The Preference Dividend accrues but is not payable until declaration by the Board of Directors or redemption of the Preference Shares by the holder.
Redemption
The Company may, with the prior consent of the Board of Directors, redeem or repurchase some or all of the Preference Shares at any time at a price equal to the aggregate sum of: (i) the issuance price of the Preference Shares, plus (ii) all accrued but unpaid Preference Dividend, less (iii) the amount of all prior distributions made on the relevant Preference Shares.

As a result of the Apax Funds Investment, Apax holds a majority voting interest in the Company and controls the Board of Directors as of December 31, 2020 and 2019 (Successor). Therefore, the Company’s option to redeem the Preference Shares is deemed to not be solely within the control of the Company as Apax has the ability to force the Company to redeem the Preference Shares. As a result, the Preference Shares are classified in temporary equity, remeasured at each reporting date at the redemption amount, with any increase in carrying value recorded as a dividend.
Liquidation
Holders of Preference Shares are entitled to receive a liquidation preference equal to the Preference Dividends and issuance price prior to any distribution to holders of common shares in any liquidity event, inclusive of a listing, exit, refinancing, or disposal of assets. Dividends on Preference Shares were $31.9 million, $28.3 million and $8.8 million for the years ended December 31, 2020 and 2019 (Successor), and the period from September 8, 2018 through December 31, 2018 (Successor), respectively.
Voting Rights
The Preference Shares are not entitled to receive notice of, attend or speak at general meetings of the Company or to vote on resolutions.